Exhibit 3.1

Prescribed by:	Expedite this Form: (Select One)
The Ohio Secretary of State Central Ohio: (614) 466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)	Mail Form to one of the Following:
PO Box 1390
Columbus, OH 43216
*** Requires an additional fee of $100 ***
www.sos.state.oh.us	PO Box 1329
e-mail: busserv@sos.state.oh.us	Columbus, OH 43216

Certificate of Amendment by Directors

or Incorporators to Articles

(Domestic)

Filing Fee $50.00

RECEIVED
SECRETARY OF STATE
2011 SEPT 13 PM 12:24
CLIENT SERVICE CENTER

(CHECK ONLY ONE (1) BOX)

(1)	☑ Amendment by Directors		(2)	☐ Amendment by Incorporators
	☐ Amended by Directors	(123-AMDD)		☐ Amended by Incorporators (124-AMDI)

Complete the general information in this section for the box checked above.

Name of Corporation	Developers Diversified Realty Corporation

Charter Number	831795

☐ Please check if additional provisions attached hereto are incorporated herein and made a part of these articles of organization.

Complete the information in this section if box (1) is checked.

Name and Title of Officer	David E. Weiss	Secretary
	(name)	(title)

(CHECK ONLY ONE (1) BOX)
☑ A meeting of the directors was duly called and held on		September 13, 2011
(Date)

☐ In an writing signed by all the Directors pursuant to section 1701.54 of the ORC

The following resolution was adopted pursuant to section 1701.70(B)		(6) of the ORC:
(Insert proper paragraph number)

RESOLVED, that the First Article of the Second Amended and Restated Articles of Incorporation of Developers Diversified Realty Corporation be deleted and restated to read in its entirety as follows: The name of the Corporation shall be DDR Corp.

540	Page 1 of 2	Last Revised: May 2002

Complete the information in this section if box (2) is checked.

WE, the undersigned, being all of the incorporators of the above named corporation, do certify that the subscriptions to shares have not been received and the initial directors are not named in the articles. We hereby have elected to amend the articles as follows:

REQUIRED
Must be authenticated (signed) by an authorized representative	/s/ David E. Weiss	9/13/2011
(See Instructions)	Authorized Representative	Date

David E. Weiss
(Print Name)

	Authorized Representative	Date

(Print Name)

	Authorized Representative	Date

(Print Name)

540	Page 2 of 2	Last Revised: May 2002